UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 6, 2018

Hines Global REIT, Inc.
__________________________________
Exact name of registrant as specified in its charter)

Maryland	000-53964	26-3999995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 6, 2018, Hines Global REIT Campus at Playa Vista, a subsidiary of Hines Global REIT, Inc. (“Hines Global” or the “Company”), entered into an amendment to the Agreement of Sale and Purchase with Hart Campus Playa Vista LLC (the “Purchaser”), in which the purchase price was amended to be $330.1 million, exclusive of transaction costs and closing prorations, of which $10.0 million is contingent on certain leasing conditions having been met on or before November 15, 2019. Also, on November 6, 2018, the Seller sold Campus at Playa Vista to the Purchaser. The Purchaser is not affiliated with Hines Global or its affiliates.

Also, on November 7, 2018, Hines Global REIT Bourke Trust, Hines Global REIT Brookes Trust and Hines Global REIT Ann Trust, all of which are subsidiaries of the Company, sold (i) 818 Bourke Street, (ii) 100 Brookes Street, and (iii) 825 Ann Street to Centuria Property Funds No. 2 Limited, a responsible entity of Centuria Urban REIT. In addition, also on November 7, 2018, Hines Global REIT Victoria Trust, also a subsidiary of the Company, sold 465 Victoria Avenue to Centuria Property Funds No. 2 Limited, as responsible entity of Centuria Urban REIT and 465 Victoria Avenue Pty Ltd (together, the “Australia Purchasers”). The four office properties sold to the Australia Purchasers are collectively referred to herein as the “Australia Portfolio.” The Australia Purchasers are not affiliated with Hines Global or its affiliates.

The aggregate contract sales price for the Australia Portfolio was approximately A$645.8 million (approximately $465.0 million based on an exchange rate of $0.72 per AUD) in aggregate, exclusive of transaction costs and closing prorations.

Item 9.01 Financial Statements and Exhibits.

(a) Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K and is filed herewith and incorporated herein by reference.

Hines Global REIT, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2018
Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Six Months Ended June 30, 2018 and the Year Ended December 31, 2017
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT, Inc.

November 9, 2018	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Accounting Officer and Treasurer

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On November 6, 2018, Hines Global REIT Campus at Playa Vista, a subsidiary of Hines Global REIT, Inc. (“Hines Global” or the “Company”), sold Campus at Playa Vista to Hart Campus Playa Vista LLC (the “Purchaser”). The contract sales price for the Campus at Playa Vista was approximately $330.1 million, exclusive of transaction costs and closing prorations, of which $10.0 million is contingent on certain leasing conditions having been met on or before November 15, 2019. The Purchaser is not affiliated with Hines Global or its affiliates.

Also, on November 7, 2018, Hines Global REIT Bourke Trust, Hines Global REIT Brookes Trust and Hines Global REIT Ann Trust, all of which are subsidiaries of the Company, sold (i) 818 Bourke Street, (ii) 100 Brookes Street, and (iii) 825 Ann Street to Centuria Property Funds No. 2 Limited, a responsible entity of Centuria Urban REIT. In addition, also on November 7, 2018, Hines Global REIT Victoria Trust, also a subsidiary of the Company, sold 465 Victoria Avenue to Centuria Property Funds No. 2 Limited, as responsible entity of Centuria Urban REIT and 465 Victoria Avenue Pty Ltd (together, the “Australia Purchasers”). The four office properties sold to the Australia Purchasers are collectively referred to herein as the “Australia Portfolio.” The sales price for the Australia Portfolio was approximately A$645.8 million (approximately $465.0 million based on an exchange rate of $0.72 per AUD) in aggregate, exclusive of transaction costs and closing prorations. The Australia Purchasers are not affiliated with Hines Global or its affiliates.

The following unaudited pro forma condensed consolidated financial information gives effect to the dispositions of Campus at Playa Vista and the Australia Portfolio, including the receipt of proceeds from the sale, as well as the effect of the disposition of Fiege Mega Centre, the Harder Logistics Portfolio, and Simon Hegele Logistics (collectively, the “German Logistics Properties”), which were sold on August 24, 2018. In our opinion, all material adjustments necessary to reflect the effect of the above transaction have been made.

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of June 30, 2018
(In thousands)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet is presented assuming the dispositions of the Australia Portfolio and the Campus at Playa Vista , including the receipt of proceeds from the sale, as well as the effect of the disposition of the German Logistics Properties, had occurred as of June 30, 2018. This unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Statements of Operations appearing herein and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the six months ended June 30, 2018. This unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been had we completed these transactions on June 30, 2018, nor does it purport to represent our future financial position.

	As of June 30, 2018 (a)	Adjustments for the Australia Portfolio		Adjustments for the disposition of Campus at Playa Vista		Adjustments for the disposition of the German Logistics Properties		Pro Forma
ASSETS
Investment property, net	$2,602,557	$(246,835)	(c)	$(150,443)	(f)	$(201,278)	(h)	$2,004,001
Cash and cash equivalents	101,236	277,934	(b)	166,084	(e)	214,495	(i)	759,749
Restricted cash	15,830	—	(c)	(136)	(f)	(34)	(h)	15,660
Tenant and other receivables, net	70,331	(7,005)	(c)	(5,142)	(f)	(773)	(h)	57,411
Intangible lease assets, net	321,418	(12,949)	(c)	(19,310)	(f)	(23,414)	(h)	265,745
Deferred leasing costs, net	120,623	(18,888)	(c)	(3,032)	(f)	—		98,703
Deferred financing costs, net	786	(57)	(c)	—		—		729
Other assets	32,166	(262)	(c)	(385)	(f)	(3,651)	(h)	27,868
Total assets	3,264,947	(8,062)		(12,364)		(14,655)		3,229,866
LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued expenses	72,294	15,728	(c)	(1,434)	(f)	(2,213)	(h)	84,375
Due to affiliates	6,929	4,594	(c)	2,847	(f)	3,251	(h)	17,621
Intangible lease liabilities, net	60,238	(118)	(c)	(1,022)	(f)	—		59,098
Other liabilities	22,014	(1,269)	(c)	(1,595)	(f)	—		19,150
Distributions payable	14,759	—		—		—		14,759
Notes payable, net	1,802,828	(160,538)	(c)	(149,915)	(f)	(144,715)	(h)	1,347,660
Total liabilities	1,979,062	(141,603)		(151,119)		(143,677)		1,542,663

Commitments and Contingencies	—	—		—		—		—

Equity:
Stockholders’ equity:
Preferred shares, $.001 par value; 500,000 preferred shares authorized, none issued or outstanding as of June 30, 2018	—	—		—		—		—
Common shares, $.001 par value; 1,500,000 common shares authorized as of June 30, 2018; 272,459 issued and outstanding as of June 30, 2018	272	—		—		—		272
Additional paid-in capital	2,456,713	—		—		—		2,456,713
Accumulated distributions in excess of earnings	(1,019,484)	104,833	(d)	138,755	(g)	125,795	(j)	(650,101)
Accumulated other comprehensive income (loss)	(153,001)	28,708	(d)	—		3,227	(j)	(121,066)
Total stockholders’ equity	1,284,500	133,541		138,755		129,022		1,685,818
Noncontrolling interests	1,385	—		—		—		1,385
Total equity	1,285,885	133,541		138,755		129,022		1,687,203
Total liabilities and equity	3,264,947	(8,062)		(12,364)		(14,655)		3,229,866

See notes to unaudited pro forma condensed consolidated financial statements.

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2018
(In thousands, except per share amounts)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented assuming the dispositions of the Australia Portfolio and Campus at Playa Vista, including the receipt of proceeds from the sale, as well as the effect of the disposition of the German Logistics Properties, had occurred as of January 1, 2017. This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Balance Sheet appearing herein and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the six months ended June 30, 2018. This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed these transactions on January 1, 2017, nor does it purport to represent our future operations.

	Six Months Ended June 30, 2018 (a)	Adjustments for the disposition of the Australia Portfolio (b)	Adjustments for the disposition of Campus at Playa Vista (c)	Adjustments for the disposition of the German Logistics Properties (d)	Pro Forma
Revenues:
Rental revenue	$160,610	$(12,516)	$(9,307)	$(10,569)	$128,218
Other revenue	9,031	(1,532)	(1,234)	(61)	6,204
Total revenues	169,641	(14,048)	(10,541)	(10,630)	134,422
Expenses:
Property operating expenses	40,168	(3,390)	(1,984)	(935)	33,859
Real property taxes	21,304	(714)	(1,432)	(259)	18,899
Property management fees	3,572	(90)	(353)	(118)	3,011
Depreciation and amortization	63,423	(4,759)	(3,970)	(3,519)	51,175
Asset management and acquisition fees	17,641	(2,084)	(583)	(1,001)	13,973
General and administrative expenses	5,975	—	—	—	5,975
Impairment losses	5,105	—	—	—	5,105
Total expenses	157,188	(11,037)	(8,322)	(5,832)	131,997
Income (loss) before other income (expenses) and benefit (provision) for income taxes	12,453	(3,011)	(2,219)	(4,798)	2,425
Other income (expenses):
Gain (loss) on derivative instruments	818	—	—	—	818
Gain (loss) on sale of real estate investments	58,674	—	—	—	58,674
Foreign currency gains (losses)	(8,361)	—	—	—	(8,361)
Interest expense	(30,217)	3,611	2,506	1,118	(22,982)
Other income (expenses)	409	(53)	(14)	—	342
Income (loss) before benefit (provision) for income taxes	33,776	547	273	(3,680)	30,916
Benefit (provision) for income taxes	1,478	—	—	275	1,753
Net income (loss)	35,254	547	273	(3,405)	32,669
Net (income) loss attributable to noncontrolling interests	776	—	—	—	776
Net income (loss) attributable to common stockholders	$36,030	$547	$273	$(3,405)	$33,445
Basic and diluted income (loss) per common share:	$0.13	$—	$—	$—	$0.12
Weighted average number of common shares outstanding	272,985	—	—	—	272,985

See notes to unaudited pro forma condensed consolidated financial statements.

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017
(In thousands, except per share amounts)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented assuming the dispositions of the Australia Portfolio and Campus at Playa Vista, including the receipt of the proceeds from the sale, as well as the effect of the disposition of the German Logistics Properties, had occurred as of January 1, 2017. This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Balance Sheet appearing herein and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2017. This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed these transactions on January 1, 2017, nor does it purport to represent our future operations.

	Year Ended December 31, 2017 (a)	Adjustments for the disposition of the Australia Portfolio (b)	Adjustments for the disposition of the Campus at Playa Vista (c)	Adjustments for the disposition of the German Logistics Properties (d)	Pro Forma
Revenues:
Rental revenue	$379,188	$(31,093)	$(19,074)	$(19,277)	$309,744
Other revenue	24,461	(3,659)	(2,335)	(118)	18,349
Total revenues	403,649	(34,752)	(21,409)	(19,395)	328,093
Expenses:
Property operating expenses	89,043	(6,219)	(4,341)	(1,154)	77,329
Real property taxes	48,566	(1,387)	(2,798)	(494)	43,887
Property management fees	8,230	(178)	(687)	(206)	7,159
Depreciation and amortization	138,503	(12,544)	(7,805)	(6,564)	111,590
Acquisition related expenses	127	—	—	—	127
Asset management and acquisition fees	37,949	(3,539)	(1,170)	(1,983)	31,257
General and administrative expenses	9,250	—	—	—	9,250
Impairment losses	7,124	—	—	—	7,124
Total expenses	338,792	(23,867)	(16,801)	(10,401)	287,723
Income (loss) before other income (expenses) and benefit (provision) for income taxes	64,857	(10,885)	(4,608)	(8,994)	40,370
Other income (expenses):
Gain (loss) on derivative instruments	(634)	—	—	—	(634)
Gain (loss) on sale of real estate investments	364,325	—	—	—	364,325
Foreign currency gains (losses)	10,046	—	—	—	10,046
Interest expense	(59,461)	6,469	4,007	2,105	(46,880)
Other income (expenses)	680	(181)	(16)	—	483
Income (loss) before benefit (provision) for income taxes	379,813	(4,597)	(617)	(6,889)	367,710
Benefit (provision) for income taxes	8,705	—	—	416	9,121
Provision for income taxes related to sale of real estate	(12,911)	—	—	—	(12,911)
Net income (loss)	375,607	(4,597)	(617)	(6,473)	363,920
Net (income) loss attributable to noncontrolling interests	(54,657)	—	—	—	(54,657)
Net income (loss) attributable to common stockholders	$320,950	$(4,597)	$(617)	$(6,473)	$309,263
Basic and diluted income (loss) per common share:	$1.16	$—	$—	$—	$1.12
Weighted average number of common shares outstanding	276,374	—	—	—	276,374

See notes to unaudited pro forma condensed consolidated financial statements.

HINES GLOBAL REIT, INC.
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2018

(a)	Reflects the Company's historical Condensed Consolidated Balance Sheet as of June 30, 2018.

(b)	Reflects the proceeds received from the sale of the Australia Portfolio less any cash on hand at the Australia Portfolio properties as of June 30, 2018.

(c)	Amounts represent the adjustments necessary to remove the assets and liabilities associated with the Australia Portfolio.

(d)	Reflects the adjustments related to the disposition of the Australia Portfolio and the gain on sale.

(e)	Reflects the proceeds received from the sale of Campus at Playa Vista less any cash on hand at Campus at Playa Vista as of June 30, 2018.

(f)	Amounts represent the adjustments necessary to remove the assets and liabilities associated with Campus at Playa Vista.

(g)	Reflects the adjustments related to the disposition of Campus at Playa Vista and the gain on sale.

(h)	Reflects the Company’s disposition of the German Logistics Properties. Amounts represent the adjustments necessary to remove the assets and liabilities associated with the German Logistics Properties.

(i)	Reflects the proceeds received from the sale of the German Logistics Properties less any cash on hand at the German Logistics Properties as of June 30, 2018

(j)	Reflects the adjustments related to the disposition of the German Logistics Properties and the gain on sale.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2018

(a)	Reflects the Company's historical Condensed Consolidated Statement of Operations for the six months ended June 30, 2018.

(b)
Amounts represent the adjustments necessary to remove the historical revenues and expenses of the Australia Portfolio, including property operating expenses, property taxes, property management fees, depreciation and amortization, asset management and acquisition fees, interest expense, interest income and benefit (provision) for income taxes associated with the Australia Portfolio. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

(c)
Amounts represent the adjustments necessary to remove the historical revenues and expenses of Campus at Playa Vista, including property operating expenses, property taxes, property management fees, depreciation and amortization, asset management and acquisition fees, interest expense, interest income and benefit (provision) for income taxes associated with Campus at Playa Vista. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

(d)
Reflects the Company’s disposition of the German Logistics Properties, which were sold on August 24, 2018. Amounts represent the adjustments necessary to remove the historical revenues and expenses of the German Logistics Properties, including property operating expenses, property taxes, property management fees, depreciation and amortization, asset management and acquisition fees, interest expense, interest income and benefit (provision) for income taxes associated with the German Logistics Properties. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2017

(a)	Reflects the Company's historical Condensed Consolidated Statement of Operations for the year ended December 31, 2017.

(b)
Amounts represent the adjustments necessary to remove the historical revenues and expenses of the Australia Portfolio, including property operating expenses, property taxes, property management fees, depreciation and amortization, asset management and acquisition fees, interest expense, interest income and benefit (provision) for income taxes associated with the Australia Portfolio. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

(c)
Amounts represent the adjustments necessary to remove the historical revenues and expenses of Campus at Playa Vista, including property operating expenses, property taxes, property management fees, depreciation and amortization, asset management and acquisition fees, interest expense, interest income and benefit (provision) for income taxes associated with Campus at Playa Vista. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

(d)
Reflects the Company’s disposition of the German Logistics Properties, which were sold on August 24, 2018. Amounts represent the adjustments necessary to remove the historical revenues and expenses of the German Logistics Properties, including property operating expenses, property taxes, property management fees, depreciation and amortization, asset management and acquisition fees, interest expense, interest income and benefit (provision) for income taxes associated with the German Logistics Properties. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.